UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
Amendment No. 1 to CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 15, 2006
APPLIX, INC.
(Exact Name of Registrant as Specified in Charter)

Massachusetts	0-25040	04-2781676

(State or Other Juris-	(Commission	(IRS Employer
diction of Incorporation	File Number)	Identification No.)

289 Turnpike Road, Westborough, Massachusetts	01581

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (508) 870-0300

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Ex-23.1 Consent of Deloitte Accountants B.V.
Ex-99.1 Consolidated Financial Statements of Temtec International
Ex-99.2 Unaudited Statements of Operations of Applix, Inc.

This Amendment No. 1 to Current Report on Form 8-K/A is filed for the purpose of filing the historical consolidated financial statements of Temtec International B.V. required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b).
Item 9.01. Financial Statements and Exhibits
     (a) Financial Statements of Businesses Acquired
     The financial statements required by this item are included as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference.
     (b) Pro Forma Financial Information
     The pro forma financial information required by this item is included as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference.
     (d) Exhibits
     See Exhibit Index attached hereto.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIX, INC.

Date: August 29, 2006	By:	/s/ Milton A. Alpern

Milton A. Alpern
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1+	Share Purchase Agreement of the Shares in the Capital of Temtec International B.V. by and among Applix, Inc., the Sellers (as defined therein) and Temtec International B.V., dated June 15, 2006 is incorporated herein by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K (File No. 000-25040), filed with the Securities and Exchange Commission on June 21, 2006.

10.1	Second Loan Modification Agreement by and between Applix, Inc. and Silicon Valley Bank, dated June 15, 2006 is incorporated herein by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K (File No. 000-25040), filed with the Securities and Exchange Commission on June 21, 2006.

23.1	Independent Auditors’ Consent of Deloitte Accountants B.V.

99.1	Consolidated Financial Statements of Temtec International B.V.

99.2	Unaudited Pro Forma Condensed Combined Statements of Operations of Applix, Inc.

+	Applix, Inc. hereby agrees to furnish supplementally a copy of any omitted schedules to this agreement to the Securities and Exchange Commission upon its request.